UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2026

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 225

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws

Reverse Stock Split

On July 12, 2026, Galera Therapeutics, Inc., a Delaware corporation (the “Company”), effected a one-for-two hundred (1:200) reverse stock split (“Reverse Stock Split”) of the Company’s common stock, par value $0.001 (“Common Stock”) by filing an amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”). The Amendment became effective at 11:59 p.m. Eastern Time on July 12, 2026. The Common Stock began trading on the OTCQB Market on a split-adjusted basis when the market opened on July 13, 2026 under the ticker symbol “GRTXD”.

The Reverse Stock Split resulted in a reduction in the number of shares of Common Stock (i) available for issuance under the Company’s 2019 Equity Incentive Plan and 2023 Employment Inducement Award Plan, and (ii) issuable upon the exercise of stock options outstanding immediately prior to the effectiveness of the Reverse Stock Split. To reflect the Reverse Stock Split, there is a corresponding increase in the exercise price per share applicable to outstanding stock options.

The Reverse Stock Split also resulted in a proportionate reduction in the number of shares of Common Stock issuable upon the exercise of the Company’s outstanding warrants, with a corresponding adjustment to the exercise price per share applicable to each such warrant.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to a fractional share of Common Stock are instead entitled to a check representing the cash value equal to the fraction to which the stockholder would otherwise be entitled, multiplied by the closing price of Common Stock, as reported on the OTCQB Market on the last trading day prior to the effective date of the Reverse Stock Split, multiplied by two hundred.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company dated July 12, 2026

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: July 13, 2026	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer